Reverse Merger and Recapitalization	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Reverse Merger and Recapitalization

Note 5 – Reverse Merger and Recapitalization

As described in Note 1 – Background and Basis of Presentation above, on the Closing Date, the AEM Merger and the Merger took place. All of AEM capital stock outstanding immediately prior to the merger was exchanged for (i) 11,602,754 shares of AESE common stock, (ii) warrants for the purchase of 3,800,003 shares of AESE common stock with an exercise price of $11.50 per share, and (iii) 3,846,153 contingent shares to be issued if the last exchange-reported sales price of AESE common stock equals or exceeds $13.00 per share for any thirty consecutive days during the five year period commencing on the Closing Date.

On the Closing Date, pursuant to the Merger Agreement, in order to extinguish amounts owed to the Former Parent by WPT and Allied Esports in the aggregate amount of $32,672,622, AESE (i) repaid $3,500,000 of the amount due to the Former Parent in cash, (ii) assumed $10,000,000 principal of the convertible debt obligations of the Former Parent plus $992,877 of related accrued interest, (iii) issued 2,928,679 shares of the Company's common stock to the Former Parent with no limitations or encumbrances on sale and (iii) transferred 600,000 shares of the Company's common stock to the Former Parent which will be subject to a lockup period for one year from the Closing Date.

In connection with the Merger, the Company issued an aggregate of 11,492,999 shares of common stock, including 3,528,679 shares issued in satisfaction of amount owed to the Former Parent as described above, and 7,964,320 shares of common stock issued to BRAC shareholders prior to the Merger, but which are deemed to be issued by the Company on the Closing Date as a result of the reverse recapitalization.